SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUNDS:

DWS Global Small Cap Growth VIP
DWS International VIP

____________________________________________________________________________________________________________________________________________

Effective on or about November 1, 2012, the disclosure set forth below replaces the paragraph titled “Custodian” under the heading “DEFINITIONS” found in the Part I section of each fund’s Statement of Additional Information:

“Custodian” – For all funds (other than DWS Global Small Cap Growth VIP and DWS International VIP): State Street Bank and Trust Company, Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, MA 02111; for DWS Global Small Cap Growth VIP and DWS International VIP: Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109.

Please Retain This Supplement for Future Reference

October 19, 2012
SAISTKR-74